[Exhibit 10.1 - Form of Registration Rights Agreement]

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement is dated this ___ day of __________ 2004 and is by and between Manufacturing Marketing Group, Inc. ("MMG") and the undersigned Investor ("Purchaser").

      Reference is made to that certain Subscription Agreement, dated even date herewith, between the parties hereof, pursuant to witch Purchaser has purchased certain shares of common stock of MMG (the "Shares") in a limited offering by the Company of 1,000,000 shares of common stock (the "Offering").

Now therefore, the parties hereto agree as follows:

1. Promptly after, but not later than 120 days after, the closing of the Offering (the "Closing Date"), the Company shall prepare and file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") to register the offer and resale of the Shares by the Purchaser (the "Registrable Securities"), and shall use its best efforts to cause such Registration Statement to become effective. The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Registrable Securities resold by Purchaser. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for Purchaser.


      2. If the Registration Statement becomes effective, the Company will use its best efforts to: (a) keep such registration effective until the earlier of
(i) the second anniversary of the date such Registration Statement is declared effective, (ii) such date as all of the Registrable Securities have been resold pursuant to a registration statement, or (iii) such date as all Registrable Securities may be sold pursuant to Rule 144 of the Securities Act (or any successor rule); (b) except as otherwise provided herein, prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities; (c) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Purchaser from time to time may reasonably request; and (d) file the documents required of the Company for normal blue sky clearance in states specified in writing by Purchaser and otherwise use its best efforts to maintain such blue sky clearance during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to
(a) above, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

      3. Purchaser hereby acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to such Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such prospectus. The Purchaser hereby covenants that it will not sell any securities pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that Purchaser may thereafter effect sales pursuant to said prospectus. Notwithstanding anything herein to the contrary, the Company shall not suspend use of the Registration Statement by


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Purchaser  unless  such  suspension  is (a)  required  by any  federal  or state governmental authority or (b) in the opinion of the Company's counsel, necessary to make changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein, in light of the circumstances under which they were made, not misleading.

      4. Purchaser shall provide to the Company such information regarding its ownership of Shares and plan of distribution as shall be required for the preparation and filing of the Registration Statement, and the Company need not include Purchaser's Shares in the Registration Statement if such information is not provided within five (5) days following the Closing Date.

5. Choice of Law. It is the intention of the parties that the internal laws of the State of New York, without regard to the body of law controlling conflicts of law, shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties set forth herein.

      6. Assignment; Parties in Interest. This Agreement may not be pledged, assigned or otherwise transferred by the Purchaser.

      7. Amendment No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Purchaser or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of, or a waiver of any right under, this Registration Rights Agreement.


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      IN WITNESS  WHEREOF,  the parties  have caused  this  Registration  Rights
Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

                                             Manufacturers Marketing Group, Inc.



                                             By: ________________________
                                                 William C. Martucci
                                                 President




                                             PURCHASER:


                                             ----------------------------
                                             Name


                                             -----------------------------


                                             -----------------------------
                                             Address

                                             No. of Shares: ___________________


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